                                                                    EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-77590, 2-95258, 2-33661 and 33-51257.




                                                        ARTHUR ANDERSEN LLP


New York, New York
March 30, 1995